                                                                    Exhibit 99.1

                                                                  EXECUTION COPY
                                                                  --------------

                  FIRST AMENDMENT, dated as of March 6, 2000 (this "Amendment"), to the Sale and Servicing Agreement, dated as of September 1, 1999 (the "Agreement") among KEYCORP STUDENT LOAN TRUST 1999-B, as Issuer (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, as Seller (the "Seller"), KEY BANK USA, NATIONAL ASSOCIATION, as Master Servicer (the "Master Servicer"), KEY BANK USA, NATIONAL ASSOCIATION, as Administrator (the "Administrator") and BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee (the "Trustee"), concerning KeyCorp Student Loan Trust 1999-B, Floating Rate Asset-Backed Notes, Class A-1, Class A-2, and Class M (collectively, the "Notes") and Floating Rate Asset-Backed Certificates (the "Certificates"). Terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, KeyBank National Association ("KBNA") owns 100% of the Class M Notes and 99% of the Certificates, and Key Bank USA, National Association ("KBUSA") owns 1% of the Certificates; and

                  WHEREAS, KBNA desires to amend the Class M Notes to reduce the applicable Note Rate and to create a new uncertificated strip that would be entitled to receive the excess of interest payable at the original Class M Note Rate over interest payable at the new reduced Class M Note Rate, on a pari passu basis with the Class M Notes; and

                  WHEREAS, KBNA and KBUSA desire to amend the Certificates to reduce the Certificate Rate to create a new uncertificated strip that would be entitled to receive the excess of interest payable at the original Certificate Rate over interest payable at the new reduced Certificate Rate, on a pari passu basis with the Certificates; and

                  WHEREAS, the parties to the Agreement desire to execute this Amendment to provide for such changes in the quarterly cash flow; and

                  WHEREAS, Key Bank USA, National Association, in its capacity as Cap Provider, has consented to the execution and delivery of this Amendment;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, it is hereby agreed as follows:

                  ARTICLE 1. AMENDMENTS

                  1.1 AMENDMENTS TO APPENDIX A. (a) The proviso at the end of the definition of "AVAILABLE FUNDS" is hereby deleted and in lieu thereof is substituted the following: "provided, however, that Available Funds will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans, the Purchase Amount of which has been included in

Available Funds for a prior Distribution Date; provided, further, that if on any Distribution Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Account and the Pre-Funding Account (1) to pay any of the items specified in clauses (i) through
(iii) of Section 5.05(c) of the Sale and Servicing Agreement for such Distribution Date and (2) if the principal balance of the Class M Notes (after giving effect to any distributions thereon on such Distribution Date) is less than or equal to the Note Collateralization Amount, to pay the Noteholders' Interest Distribution Amount with respect to the Class M Notes and the Class M Strip Interest Distribution Amount for such Distribution Date, and (3) if the principal balance of the Notes (after giving effect to any distributions thereon on such Distribution Date) is less than or equal to the Note Collateralization Amount, to pay the Certificateholders' Interest Distribution Amount and the Certificate Strip Interest Distribution Amount for such Distribution Date, then Available Funds for such Distribution Date will include, in addition to the Available Funds amounts on deposit in the Collection Account on the Determination Date relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date up to the amount necessary to pay, (A) in the case of clause
(1) above such items, (B) in the case of clause (2) above, such Noteholders' Interest Distribution Amount, with respect to the Class M Notes, and such Class M Strip Interest Distribution Amount, with respect to the Class M Strip and (C) in the case of clause (3) above such Certificateholders' Interest Distribution Amount, with respect to the Certificates, and such Certificate Strip Interest Distribution Amount, with respect to the Certificate Strip, and the Available Funds for such succeeding Distribution Date will be adjusted accordingly."

                  (b) The definition of "FORMULA RATE" is hereby amended by (i) deletion of the word "and" before the number "(4)" therein and insertion of a comma in lieu thereof, and (ii) the deletion of the period after the words "Certificate Margin" and addition of the following at the end of such definition:", (5) with respect to the Class M Strip, the Class M Strip Rate and
(6) with respect to the Certificate Strip, the Certificate Strip Rate."

                  (c) The definition of "INDENTURE" is hereby amended by the addition of the following at the end of such definition: "as amended, supplemented or otherwise modified, from time to time."

                  (d) The definition of "LIBOR INDEXED SECURITIES" is hereby amended by (i) deletion of the word "and" after the words "Class M Notes" and insertion of a comma after such phrase, and (ii) the deletion of the period after the word "Certificate" and by the addition of the following after such word: " the Class M Strip and the Certificate Strip."

                  (e) The definition of "SALE AND SERVICING AGREEMENT" is hereby amended by the addition of the following at the end of such definition: "as amended, supplemented or otherwise modified, from time to time."

                  (f) The definition of "TRUST AGREEMENT" is hereby amended by the addition of the following at the end of such definition: "as amended, supplemented or otherwise modified, from time to time."

                  1.2 DELETIONS AND SUBSTITUTIONS IN APPENDIX A. The following definitions contained in Appendix A to the Agreement are hereby deleted in their entirety, and in the lieu thereof are substituted the following:

         "APPLICABLE NOTE MARGIN" means with respect to the Class A-1 Notes, 0.28%, with respect to the Class A-2 Notes, 0.43% and with respect to the Class M Notes, 0.51%.

         "CERTIFICATE CAP PAYMENT" means, with respect to any Distribution Date prior to the termination of the Cap Agreement, an amount equal to (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Student Loan Rate for the related Interest Period exceeds the amount of interest calculated at the Formula Rate for such Interest Period for the Certificates and the Certificate Strip minus (2) the amount of Available Funds, if any, remaining to pay the Certificateholders' Interest Index Carryover and Certificate Strip Interest Index Carryover on such Distribution Date pursuant to Section 5.05(c)(xii) of the Sale and Servicing Agreement plus
(y) interest calculated at the Formula Rate for the Certificates and the Certificate Strip due but unpaid by the Cap Provider under clause (x).

         "CERTIFICATE MARGIN" means 0.72%.

         "CERTIFICATE RATE" means, with respect to any Interest Period, the interest rate per annum equal to the lesser of (i) the Formula Rate for the Certificates and (ii) the product of (x) the Formula Rate for the Certificates, and (y) a fraction, the numerator of which is the Student Loan Rate for such Interest Period, and the denominator of which is the sum of (A) the Formula Rate for the Certificates and (B) the Formula Rate for the Certificate Strip. The interest rate per annum for amounts relating to the Certificate Strip will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

         "CERTIFICATEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Certificate Rate for such Distribution Date is based on the rate pursuant to sub-clause (ii) of the definition of Certificate Rate, an amount equal to the excess, if any, of (a) the amount of interest on the Certificates that would have accrued in respect of the related Interest Period had interest been calculated pursuant to clause (i) of the definition of Certificate Rate, over (b) the amount of interest on the Certificates actually accrued in respect of such Interest Period pursuant to clause (ii) of the definition of Certificate Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on Three-Month LIBOR, plus the Certificate Margin); PROVIDED, HOWEVER, that, on the Final Maturity Date, the Certificateholders' Interest Index Carryover will be equal to the lesser of (i) the Certificateholders' Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders of the Certificates on such date pursuant to Section 5.05(c)(xii) of the Sale and Servicing Agreement.

         "CLASS M CAP PAYMENT" means, with respect to any Distribution Date prior to the termination of the Cap Agreement, an amount equal (x) the positive difference, if any, between (1) the amount, if any, by which the amount of interest calculated at the Student Loan Rate for the related Interest Period exceeds the amount of interest calculated at the Formula Rate for such Interest Period for the Class M Notes and the Class M Strip minus (2) the amount of Available Funds, if any, remaining to pay the Noteholders' Interest Index Carryover with respect to the Class M Notes and Class M Strip Interest Index Carryover on such Distribution Date pursuant to
Section 5.05(c)(xi)(1) of the Sale and Servicing Agreement plus (y) interest calculated at the Formula Rate for the Class M Certificates and the Class M Strip due but unpaid by the Cap Provider under clause (x).

         "NOTE INTEREST RATE" means, (1) with respect to any Interest Period and the Class A-1 Notes or the Class A-2 Notes, the interest rate per annum equal to the lesser of (i) the Formula Rate for such Class of Notes, and (ii) the Student Loan Rate for such Interest Period; and (2) with respect to any Interest Period and the Class M Notes, the interest rate per annum equal to the lesser of (i) the Formula Rate for the Class M Notes and (ii) the product of (x) the Formula Rate for the Class M Notes, and (y) a fraction, the numerator of which is the Student Loan Rate for such Interest Period, and the denominator of which is the sum of (A) the Formula Rate for the Class M Notes and (B) the Formula Rate for the Class M Strip. The interest rate per annum for amounts relating to each Class of Notes will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

         "NOTEHOLDERS' INTEREST INDEX CARRYOVER" means, (1) with respect to any Distribution Date and the Class A-1 Notes or the Class A-2 Notes in any instance where the Note Interest Rate for such Class of Notes for such Distribution Date is based on the Student Loan Rate, an amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the Formula Rate for such Class of Notes, over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on Three-Month LIBOR plus the Applicable Note Margin), and (2) with respect to any Distribution Date and the Class M Notes in any instance where the Note Interest Rate for the Class M Notes for such Distribution Date is based on the rate pursuant to sub-clause (2)(ii) of the definition of Note Interest Rate, an amount equal to the excess, if any, of (a) the amount of interest on the Class M Notes that would have accrued in respect of the related Interest Period had interest been calculated pursuant to sub-clause (2)(i) of the definition of Note Interest Rate, over (b) the amount of interest on the Class M Notes actually accrued in respect of such Interest Period pursuant to sub-clause (2)(ii) of the definition of Note Interest Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on Three-Month LIBOR, plus the Applicable Note Margin); PROVIDED, HOWEVER, that on the Final Maturity Date for each Class of Notes, the Noteholders' Interest Index Carryover for such Class of Notes will be equal to the lesser of
(i) the Noteholders' Interest Index Carryover for such Class of Notes on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders for such Class of Notes on such date pursuant to the Sale and Servicing Agreement.

                  1.3 ADDITIONS TO APPENDIX A. The following new definitions are hereby added to Appendix A to the Agreement:

         "CERTIFICATE STRIP" means the uncertificated, non-voting, entitlement to the quarterly Certificate Strip Interest Distribution Amount initially owned by KBNA, such entitlement being non-transferable by KBNA, except to an Affiliate thereof in a transaction exempt from registration under the Securities Act. The Certificate Strip does not have a principal balance, is not entitled to payments in respect of principal, and bears interest on a notional principal amount that equals the outstanding Certificate Balance.

         "CERTIFICATE STRIP MARGIN" means 0.18%.

         "CERTIFICATE STRIP INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Certificate Strip Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holder of the Certificate Strip on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holder of the Certificate Strip, to the extent permitted by law, at the Certificate Strip Rate from such preceding Distribution Date to the current Distribution Date.

         "CERTIFICATE STRIP INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the Certificate Strip Rate for the related Interest Period on the outstanding Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to holders of the Certificates on such Distribution Date and (ii) the Certificate Strip Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Certificate Strip Interest Distribution Amount will not include any Certificate Strip Interest Index Carryover.

         "CERTIFICATE STRIP INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Certificate Strip Rate for such Distribution Date is based on the rate pursuant to clause (ii) of the definition of Certificate Strip Rate, an amount equal to the excess, if any, of (a) the amount of interest on the Certificate Strip that would have accrued in respect of the related Interest Period had interest been calculated pursuant to clause (i) of the definition of Certificate Strip Rate, over (b) the amount of interest on the Certificate Strip actually accrued in respect of such Interest Period pursuant to clause (ii) of the definition of Certificate Strip Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on the Certificate Strip Margin); PROVIDED, HOWEVER, that, on the Final Maturity Date, the Certificate Strip Interest Index Carryover will be equal to the lesser of
(i) the Certificate Strip Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holder of the Certificate Strip on such date pursuant to Sections 5.05(c)(xii) of the Sale and Servicing Agreement.

         "CERTIFICATE STRIP RATE" means, with respect to any Interest Period, the interest rate per annum equal to the lesser of (i) the Certificate Strip Margin, and (ii) the product of (x) the Certificate Strip Margin, and (y) a fraction, the numerator of which is the Student Loan Rate for such Interest Period, and the denominator of which is the sum of (A) the Formula Rate for the Certificates for such Interest Period and (B) the Certificate Strip Margin. The interest rate per annum for amounts relating to the Certificate Strip will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

         "CLASS M STRIP" means the uncertificated, non-voting, entitlement to the quarterly Class M Strip Interest Distribution Amount initially owned by KBNA, such entitlement being non-transferable by KBNA, except to an Affiliate thereof in a transaction exempt from registration under the Securities Act. The Class M Strip does not have a principal balance, is not entitled to payments in respect of principal, and bears interest on a notional principal amount that equals the outstanding principal balance of the Class M Notes.

         "CLASS M STRIP MARGIN" means 0.19%.

         "CLASS M STRIP INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Class M Strip Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holder of the Class M Strip on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holder of the Class M Strip, to the extent permitted by law, at the Class M Strip Rate from such preceding Distribution Date to the current Distribution Date.

         "CLASS M STRIP INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the Class M Strip Rate for the related Interest Period on the outstanding principal balance of the Class M Notes on the immediately preceding Distribution Date, after giving effect to all distributions of principal to holders of the Class M Notes on such Distribution Date and (ii) the Class M Strip Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Class M Strip Interest Distribution Amount will not include any Class M Strip Interest Index Carryover.

         "CLASS M STRIP INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Class M Strip Rate for such Distribution Date is based on the rate pursuant to clause (ii) of the definition of Class M Strip Rate, an amount equal to the excess, if any, of (a) the amount of interest on the Class M Strip that would have accrued in respect of the related Interest Period had interest been calculated pursuant to clause (i) of the definition of Class M Strip Rate, over (b) the amount of interest on the Class M Strip actually accrued in respect of such Interest Period pursuant to clause (ii) of the definition of Class M Strip Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on the Class M Strip Margin); PROVIDED, HOWEVER, that, on the Final Maturity Date, the Class M Strip Interest Index Carryover will be equal to the lesser of (i) the Class M Strip Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holder of the Class M Strip on such date pursuant to Sections 5.05(c)(xi) of the Sale and Servicing Agreement.

         "CLASS M STRIP RATE" means, with respect to any Interest Period, the interest rate per annum equal to the lesser of (i) the Class M Strip Margin, and
(ii) the product of (x) the Class M

Strip Margin, and (y) a fraction the numerator of which is the Student Loan Rate for such Interest Period, and the denominator of which is the sum of (A) the Formula Rate for the Class M Notes for such Interest Period and (B) the Class M Strip Margin. The interest rate per annum for amounts relating to the Class M Strip will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360.

         "KBNA" means KeyBank National Association, and its successors and assigns.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  1.4 AMENDMENT TO ARTICLE IV. The first sentence of Section
4.04 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "Prior to each Determination Date, the Administrator shall determine each Note Interest Rate, the Class M Strip Rate, the Certificate Strip Rate and the Certificate Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to
Section 4.08."

                  1.5 AMENDMENTS TO ARTICLE V. (a) Clause (v) of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(v) from the amount of Available Funds remaining after the application of clauses (i) through (iv) above, pro rata, (i) to the holders of the Class M Notes, the Noteholders' Interest Distribution Amount for the Class M Notes, and (ii) to the holder of the Class M Strip, the Class M Strip Interest Distribution Amount, each pursuant to Section 8.02(c)(iii) of the Indenture;"

                  (b) Clause (vi) of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(vi) from the amount of Available Funds remaining after the application of clauses (i) through (v) above, to the Eligible Lender Trustee on behalf of the holders of the Certificates and the holder of the Certificate Strip, to be distributed pro rata, (i) the Certificateholders' Interest Distribution Amount and (ii) the Certificate Strip Interest Distribution Amount;"

                  (c) Clause (xi) of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(xi) from (1) the amount of Available Funds remaining after application of clauses (i) through (x) above, and (2) the Class M Cap Funds, pro rata, (i) to the holders of the Class M Notes, if any, the aggregate amount of Noteholders' Interest Index Carryover, if any, with respect to the Class M

Notes, and (ii) to the holder of the Class M Strip, if the Class M Notes are still outstanding, the aggregate amount of Class M Strip Interest Index Carryover, if any, with respect to the Class M Strip;"

                  (d) Clause (xii) of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(xii) from (1) the amount of Available Funds remaining after the application of clauses (i) through (xi) above, and (2) the Certificate Cap Funds, to the Eligible Lender Trustee on behalf of the holders of the Certificates and the holder of the Certificate Strip, to be distributed pro rata, the aggregate unpaid amount of the Certificateholders' Interest Index Carryover, if any, and Certificate Strip Interest Index Carryover, if any;"

                  (e) Sub-clause (2) of the first sentence of the penultimate paragraph of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(2) on the second consecutive Distribution Date that the outstanding principal balance of the Class A Notes (after giving effect to any amounts to be distributed to the holders of the Class A Notes pursuant to
Section 5.05(c)(vii) above) is in excess of the Note Collateralization Amount, the holders of the Class A Notes shall receive the Noteholders' Priority Principal Distribution Amount in the order of priority specified in Section 8.02(c)(iii) of the Indenture prior to any payment to (i) the holders of the Class M Notes of the Noteholders' Interest Distribution Amount for the Class M Notes or (ii) the holder of the Class M Strip of the Class M Strip Interest Distribution on such Distribution Date pursuant to Section 5.05(c)(v) above."

                  (f) The first sentence of the last paragraph of Section 5.05(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default specified in Section 5.01(i), 5.01(ii), 5.01(iv), and 5.01(v) of the Indenture and the acceleration of the Notes pursuant to Section 5.02 of the Indenture, no amounts will be distributed to the Certificateholders or the holder of the Certificate Strip until the Noteholders and the holder of the Class M Strip have received (i) all accrued and unpaid interest on the Notes (other than any Noteholders' Interest Index Carryover) and the Class M Strip (other than any Class M Strip Interest Index Carryover) and (ii) the outstanding principal balance of the Notes has been reduced to zero as provided in Section 5.04(b) of the Indenture."

                  (g) Clause (vi) of Section 5.06(b) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "(vi) In the event that (A) the Noteholders' Interest Distribution Amount with respect to the Class M Notes and/or the Class M Strip Interest Distribution Amount for a Distribution Date exceeds the amount distributed to holders of Class M Notes and/or the holder of the Class M Strip, as applicable, pursuant to Section 5.05(c)(v) on such Distribution Date and

(B) the Note Collateralization Amount is equal to or greater than the outstanding principal balance of the Class A Notes (after giving effect to distributions on the Notes on such Distribution Date) for the second consecutive Distribution Date, the Administrator shall instruct the Indenture Trustee in writing on such Distribution Date to withdraw from the Reserve Account on such Distribution Date an amount equal to the excess described in clause (A) above, to the extent of funds available therein after giving effect to paragraphs
(b)(i), (b)(ii) and (b)(v) above, and to distribute such amount to the holders of Class M Notes and/or the holder of the Class M Strip, as applicable, entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(v); PROVIDED, HOWEVER, that amounts on deposit in the Reserve Account will not be available to cover any unpaid Noteholders' Interest Index Carryover with respect to the Class M Notes or Class M Interest Index Carryover with respect to the Class M Strip."

                  (h) Clause (vii) of Section 5.06(b) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  (vii) In the event that (A) the Certificateholders' Interest Distribution Amount and/or the Certificate Strip Interest Distribution Amount for a Distribution Date exceeds the amount distributed to holders of Certificates and/or the holder of the Certificate Strip, as applicable, pursuant to Section 5.05(c)(vi) on such Distribution Date and (B) the Note Collateralization Amount is equal to or greater than the outstanding principal balance of the Notes (after giving effect to distributions on the Notes and the Class M Strip on such Distribution Date) for the second consecutive Distribution Date, the Administrator shall instruct the Indenture Trustee on such Distribution Date to withdraw from the Reserve Account on such Distribution Date an amount equal to the excess described in clause (A) above, to the extent of funds available therein after giving effect to paragraphs (b)(i), (b)(ii),
(b)(v) and (b)(vi) above, and to distribute such amount to the holders of Certificates and/or the holder of the Certificate Strip, as applicable, entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(vi); PROVIDED, HOWEVER, that amounts on deposit in the Reserve Account will not be available to cover any unpaid Certificateholders' Interest Index Carryover with respect to the Certificates or Certificate Strip Interest Index Carryover with respect to the Certificate Strip."

                  (i) Section 5.07 of the Agreement is hereby amended by (i) deletion of the word "and" at the end of Clause (x), (ii) deletion of the period at the end of Clause (xi) and insertion of the following in lieu thereof: "; and" and (iii) the addition of the following new Clause (xii):

                  "(xii) (a) the amount of all distributions to the Class M Strip, specifying whether such amounts are on account of the Class M Strip Interest Distribution Amount for the current Distribution Date, and, if applicable, reduction of any outstanding Class M Strip Interest Index Carryover and/or the Class M Interest Carryover Shortfall from prior periods, together with any remaining outstanding amounts, if any, and (b) the amount of all distributions to the Certificate Strip, specifying whether such amounts are on account of the Certificate Strip Interest Distribution Amount for the current Distribution Date, and, if applicable, reduction of any outstanding Certificate Strip Interest Index Carryover and/or the Certificate Interest Carryover Shortfall from prior periods, together with any remaining outstanding amounts, if any."

         ARTICLE 2 MISCELLANEOUS

                  2.1 EFFECTIVE DATE. The effective date of this Amendment shall be February 25, 2000 (the "Effective Date"). The Agreement shall read to incorporate the provisions of this Amendment on and after the Effective Date and the Agreement shall be read without reference to this Amendment for all dates and periods prior to the Effective Date.

                  2.2 LIMITED EFFECT. Except as expressly amended by this Amendment, all of the provisions , covenants, terms and conditions of the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  2.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  2.4 COUNTERPARTS. This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    KEY BANK USA, NATIONAL ASSOCIATION,
                                            as Seller


                                    By: /s/Darlene Dimitrijevs
                                        -------------------------------
                                            Name:Darlene Dimitrijevs
                                            Title:Senior Vice President


                                    KEY BANK USA, NATIONAL ASSOCIATION,
                                            as Master Servicer


                                    By:/s/Darlene Dimitrijevs
                                        -------------------------------
                                            Name:Darlene Dimitrijevs
                                            Title:Senior Vice President


                                    KEY BANK USA, NATIONAL ASSOCIATION,
                                            as Administrator


                                    By:/s/Darlene Dimitrijevs
                                        -------------------------------
                                            Name:Darlene Dimitrijevs
                                            Title:Senior Vice President

                           KEYCORP STUDENT LOAN TRUST 1999-B,
                                   as Issuer

                           By: BANK ONE, NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely
                                   as Eligible Lender Trustee


                           By:/s/Jeffrey L. Kinney
                              -------------------------------------
                                   Name:Jeffrey L. Kinney
                                   Title:Vice President


                           BANK ONE, NATIONAL ASSOCIATION,
                                   not in its individual capacity but solely as Eligible Lender Trustee


                           By:/s/Jeffrey L. Kinney
                              -------------------------------------
                                   Name:Jeffrey L. Kinney
                                   Title:Vice President

CONSENTED AND AGREED TO:

KEY BANK USA, NATIONAL ASSOCIATION,
  as Cap Provider



By:/s/Darlene Dimitrijevs
   -------------------------------------
     Name:Darlene Dimitrijevs
     Title:Senior Vice President

BANKERS TRUST COMPANY,
  not in its individual capacity but solely as Indenture Trustee


By:/s/Franco B. Talavera
   --------------------------------------
     Name:Franco B. Talavera
     Title:Assistant Vice President

                      CONSENT BY INDIRECT BENEFICIAL OWNER

         The undersigned, an indirect beneficial owner of 100% of the issued and outstanding Class M Notes and 99% of the issued and outstanding Certificates, hereby consents to the foregoing Amendment and represents and warrants that it is duly authorized to deliver this consent to the Indenture Trustee and the Eligible Lender Trustee, and that such power has not been granted or assigned to any other person.

Name of Indirect Beneficial Owner:     KEYBANK NATIONAL ASSOCIATION
                                  ----------------------------------------------
(Print Name of Authorized Signature):Craig T. Platt
Title: Senior Vice President
      --------------------------------------------------------------------------
Signature: /s/Craig T. Platt
          ----------------------------------------------------------------------
Address: 127 Public Square, Cleveland, Ohio 44114
        ------------------------------------------------------------------------
Phone: (216) 689-5608
      --------------------------------------------------------------------------
Fax: (216) 689-4579
    ----------------------------------------------------------------------------
Date:    March 6, 2000
     ---------------------------------------------------------------------------


                      CONSENT BY INDIRECT BENEFICIAL OWNER

         The undersigned, an indirect beneficial owner of 1% of the issued and outstanding Certificates, hereby consents to the foregoing Amendment and represents and warrants that it is duly authorized to deliver this consent to the Eligible Lender Trustee, and that such power has not been granted or assigned to any other person.

Name of Indirect Beneficial Owner:  KEY BANK USA, NATIONAL ASSOCIATION
                                  ----------------------------------------------
(Print Name of Authorized Signature): Craig T. Platt
Title: Senior Vice President
      --------------------------------------------------------------------------
Signature: /s/Craig T. Platt
          ----------------------------------------------------------------------
Address: 127 Public Square, Cleveland, Ohio 44114
        ------------------------------------------------------------------------
Phone: (216) 689-5608
      --------------------------------------------------------------------------
Fax: (216) 689-4579
    ----------------------------------------------------------------------------
Date:    March 6, 2000
     ---------------------------------------------------------------------------

                       CONSENT BY DIRECT BENEFICIAL OWNER

         The undersigned, the direct beneficial owner of 100% of the issued and outstanding Class M Notes and 100% of the issued and outstanding Certificates, hereby consents to the foregoing Amendment and represents and warrants that it is duly authorized to deliver this consent to the Indenture Trustee and the Eligible Lender Trustee, and that such power has not been granted or assigned to any other person.

Name of Indirect Beneficial Owner:   CREDIT SUISSE FIRST BOSTON CORPORATION
                                  ----------------------------------------------
(Print Name of Authorized Signature): Joseph D. Fashano
Title: Director
      --------------------------------------------------------------------------
Signature: /s/Joseph D. Fashano
          ----------------------------------------------------------------------
Address: 11 Madison Avenue, New York, NY 10010
        ------------------------------------------------------------------------
Phone: (212) 325-2107
      --------------------------------------------------------------------------
Fax: (212) 325-8278
    ----------------------------------------------------------------------------
Date:    March 6, 2000
     ---------------------------------------------------------------------------